EXHIBIT 10.6



                              CONSULTING AGREEMENT

THIS AGREEMENT made effective as of the 5th day of October, 2000 (the "Effective Date").

BETWEEN:

               BRENT SNEJDAR, of 16 - 8100 Alpine Way, Whistler, British Columbia V0N 1B8;

               (the "Consultant")

AND:

               EASYTRIVA.COM, INC., a corporation incorporated under the laws of the State of Washington and having an office at P.O. Box 280, 92 Welk Lane, Windward Road, Providenciales, Turks & Caicos Islands, B.W.I.;

               (the "Corporation")


RECITALS:

A. The Corporation has agreed to engage the Consultant to provide the Services and the Consultant has agreed to provide such Services, in accordance with the terms and conditions contained herein;

B. The Consultant is an independent contractor and is not an employee of or partner or joint venturer with the Corporation;

C. The Corporation has also requested that the Consultant enter into confidentiality, non-competition and non-solicitation provisions, and the Consultant has agreed to do so, to specify the obligations which the Consultant has agreed to accept as a condition of the Consultant being engaged to provide the Services;

WITNESSES THAT in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                   ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1  Definitions

In this Agreement, the following words and expressions have the following meanings unless the context otherwise requires:

     (a) "Affiliate" has the same meaning as in the Company Act (British Columbia) or any successor legislation, as amended from time to time.

     (b) "Agreement" means this consulting agreement and schedules attached to this consulting agreement, as amended or supplemented from time to time.

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     (c)  "approved  by the  Corporation"  or  words  of  similar  import  means
          approved  by   representatives  of  the  Corporation  other  than  the
          Consultant;

     (d) "Business of the Group" means (i) the online trivia game show business; and (ii) any other material business carried on from time to time by any member of the Group.

     (e) "Competitive Business" means any business or enterprise that competes with the Business of the Group.

     (f) "Confidential Information" means all confidential or proprietary facts, data, techniques and other information relating to the Business of the Group which may before or after the date of this Agreement be disclosed or delivered to the Consultant by the Corporation or by any other member of the Group, or which may otherwise come within the knowledge of the Consultant, or which may be developed by the Consultant in connection with the Services or from any other Confidential Information.

     (g)  "Group" means the Corporation and its Affiliates.

     (h) "Intellectual Property Rights" means all rights in respect of intellectual property including, without limitation, all patent, industrial design, integrated circuit topography, know-how, trade secret, privacy and trade-mark rights and copyright, to the extent those rights may subsist anywhere in the universe.

     (i) "Person" means any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency or entity however designated or constituted.

     (j) "Services" means overseeing the development of the Corporation's online trivia game show business.

1.2  Entire Agreement

This Agreement supersedes all previous invitations, proposals, letters, correspondence, negotiations, promises, agreements, covenants, conditions, representations and warranties with respect to the subject matter of this Agreement. There is no representation, warranty, collateral term or condition affecting this Agreement for which any party can be held responsible in any way, other than as expressed in writing in this Agreement.

1.3  Amendments

No change or modification of this Agreement will be valid unless it is in writing and signed by each party to this Agreement.

1.4  Invalidity of Particular Provision

It is intended that all of the provisions of this Agreement will be fully binding and effective between the parties. In the event that any particular provision or provisions or a part of one or more is found to be void, voidable or unenforceable for any reason whatsoever, then the particular provision or provisions or



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

part of the provision will be deemed severed from the remainder of this Agreement. The other provisions of this Agreement will not be affected by the severance and will remain in full force and effect.

1.5  Governing Law

This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable in such Province.

                                   ARTICLE 2
                                   ENGAGEMENT

2.1  Engagement

The Corporation hereby engages the Consultant to provide the Services to the Corporation, and the Consultant hereby covenants and agrees to provide such Services to the Corporation, subject to the terms and conditions of this Agreement. 2.2 Business of the Group

The Consultant will not, during the term of this Agreement, engage in any business, enterprise or activity that is contrary to or detracts from the due performance of the Business of the Group.

2.3  Scope of Duties

During the term of this Agreement, the Consultant will give the Corporation the benefit of the Consultant's knowledge, expertise and ingenuity. The Consultant will use all reasonable endeavours to promote the interests of the Corporation.

2.4  Fees

The Corporation will pay to the Consultant fees at the rate of US$1,500 per month including goods and services tax, payable monthly on the last day of each month. The Consultant will be reasonably compensated by the Corporation if the Corporation has cumulative cash revenues in excess of US$390,000.

2.5  Expenses

The Consultant will be reimbursed for all reasonable travelling and other out-of-pocket expenses actually and properly incurred by the Consultant and approved by the Corporation in connection with the Consultant's duties hereunder provided that the Consultant first furnishes statements and vouchers for all such expenses to the Corporation. The Consultant will be reimbursed by the Corporation for all reasonable expenses necessarily and actually incurred by the Consultant and approved by the Corporation in the provision of the Services, provided that the Consultant submits to the Corporation detailed invoices and supporting documentation acceptable to the Corporation, acting reasonably. The Consultant will invoice the Corporation for such expenses monthly in arrears. All such invoices will be payable by the Corporation within 30 days of the date of each such invoice.



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2.6  Consultant Not Employee

The parties agree that the Consultant is not an employee of the Corporation and, as such, save as required by law, there will be no deductions for any statutory withholdings such as income tax, Canada Pension Plan, Unemployment Insurance or Worker's Compensation.

2.7  Same Services for Other Companies

The Consultant will not be required to devote the whole of his time and energies to the performance of the Services and the Consultant represents and warrants to the Corporation that the Consultant currently performs, or is attempting to secure an agreement to perform, the same services for other companies or corporations.

2.8  No Participation in Plans

The Consultant will not be entitled to participate in any medical, dental, extended health or group life insurance plans of the Corporation.

2.9  No Partnership

This Agreement will not be construed as creating a partnership, joint venture or agency relationship between the parties or any other form of legal association which would impose liability upon one party for any act or failure to act by the other party.

                                   ARTICLE 3
                                 CONFIDENTIALITY

3.1  General Obligation of Confidentiality

The Consultant acknowledges that the Confidential Information consists entirely of information and knowledge which is the exclusive property of the Corporation or another member of the Group or persons from whom the Corporation has obtained its rights. The Consultant will treat the Confidential Information in strict confidence and will not disclose or permit the disclosure of the Confidential Information unless otherwise required by law or by the rules or policies of any stock exchange having jurisdiction over the Corporation or another member of the Group, or except as previously approved in writing by the Corporation. The Consultant will protect such Confidential Information from disclosure by exercising a standard of care as may reasonably be expected to preserve its secret and confidential nature. All documents containing Confidential Information are the property of the Corporation. Without limiting the generality of the foregoing, the Consultant hereby transfers to the Corporation the property rights in all documents which now or hereafter may contain the Confidential Information.

3.2  Use of Confidential Information

The Consultant will not use the Confidential Information for any purpose other than as may reasonably be required in order to provide the Services.

3.3  Prohibition on Copying

The Consultant will not copy, modify or part with the Confidential Information except in the course of providing the Services or with the written approval of the Corporation, except that the Consultant is



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permitted to make a reasonable number of copies of the Confidential  Information for the specific purposes authorized by this Agreement. All such copies remain the property of the Corporation.

3.4  Exceptions

Any obligations specified in this Article will not apply to the following:

     (a)  any information which is presently in the public domain;

     (b) any information which subsequently becomes part of the public domain through no fault of the Consultant; or

     (c) any information which is required to be disclosed by a court of competent jurisdiction.

3.5  Injunctive Relief

The Consultant acknowledges that irreparable harm may result to the Corporation if the Consultant breaches the Consultant's obligations under this Article or under Articles 4 or 6. The Consultant acknowledges that such a breach may not properly be compensated by an award of damages. Accordingly, the remedy for any such breach may include, in addition to other available remedies and damages, injunctive relief or other equitable relief enjoining such breach at the earliest possible date.

                                   ARTICLE 4
                      GENERAL OBLIGATIONS OF THE CONSULTANT

4.1  Ownership of Rights

The Consultant acknowledges and agrees as follows with respect to the ownership of rights by the Corporation and the limitation of the Consultant's rights:

     (a) Nothing contained in this Agreement will be construed as an assignment to the Consultant of any right, title or interest in the Confidential Information. All right, title and interest relating to the Confidential Information is expressly reserved by the Corporation.

     (b) The Consultant acquires no Intellectual Property Rights in, and will make prompt and full disclosure to the Corporation of, any discovery, invention, development, production, process, improvement or work product, including, but not limited to, documents, written materials, programs, designs, discs and tapes (the "Work Products") resulting from, derived from or otherwise related to the provision of the Services by the Consultant or the Confidential Information. All such Work Products and all related Intellectual Property Rights are the property of the Corporation. This Agreement constitutes the
          Consultant's absolute, unconditional and irrevocable assignment, transfer and conveyance of all past, present and future right, title, benefit and interest in and to all Intellectual Property Rights in respect of such Work Products. The Consultant will promptly and duly execute and deliver to the Corporation such further documents and assurances and take such further action as the Corporation may from time to time request in order to more effectively carry out the intent and purpose of this Article, and to establish and protect the
          Intellectual   Property   Rights,   interests   and  remedies  of  the
          Corporation.



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

     (c) The Consultant will not at any time apply for any Intellectual Property Rights that would affect the ownership by the Corporation of any Intellectual Property Rights associated with the Confidential Information or the Work Products or file any document with any government authority anywhere in the world or take any other action which could affect such ownership of any Intellectual Property Rights associated with the Confidential Information or the Work Products or aid or abet anyone else in doing so. To the extent that copyright may subsist in the Confidential Information or the Work Products the Consultant hereby waives all past, present and future moral rights the Consultant may have.

                                   ARTICLE 5
                                    INDEMNITY

5.1  Indemnity

The Consultant will defend, indemnify and save harmless the Corporation from and against all actions, proceedings, demands, claims, liabilities, losses, damages, judgments, costs and expenses including, without limiting the generality of the foregoing, legal fees and disbursements on a solicitor and his own client basis (together with all applicable taxes) which the Corporation may be liable to pay or may incur by reason of a breach of the terms of this Agreement or any liability that the Corporation may incur to any authority for source deductions, goods and services tax, provincial sales tax and any other remittance obligations arising with respect to payments to the Consultant pursuant to this Agreement.

                                   ARTICLE 6
                      NON-COMPETITION AND NON-SOLICITATION

6.1  Covenants

The  Consultant   hereby  covenants  and  agrees  to  comply  with  all  of  the restrictions set forth below during the term of this Agreement and for a period of one year after the termination of this Agreement:

     (a) The Consultant will not, either individually or in conjunction with any Person, as principal, agent, director, officer, employee, investor or in any other manner whatsoever, directly or indirectly, engage in or become financially interested in a Competitive Business within any geographic area that the Corporation carries on business. The foregoing will not prevent the Consultant from holding any class of publicly held shares of a company, partnership or other organization provided that the Consultant, alone or in conjunction with any other Person, will not directly or indirectly hold more than 5% of the shares of any such class.

     (b) The Consultant will not, either directly or indirectly, on the Consultant's own behalf or on behalf of others, solicit, divert or appropriate or attempt to solicit, divert or appropriate to any Competitive Business, any Business or actively sought prospective Business of the Group, or any customers with whom any member of the Group has current agreements relating to the Business of the Group, or with whom the Consultant has dealt, or with whom the Consultant has supervised negotiations or business relations, or about whom the Consultant has acquired Confidential Information while providing the Services.



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

     (c) The Consultant will not, either directly or indirectly, on his own behalf or on behalf of others, solicit, divert or hire away, or attempt to solicit, divert or hire away, any independent contractor or any person employed by any member of the Group, or persuade or attempt to persuade any such individual to terminate his or her contract or employment with any member of the Group.

     (d)  The  Consultant  will not  directly  or  indirectly  impair or seek to impair the reputation of any member of the Group, nor any relationships that any member of the Group has with its employees, independent contractors, customers, suppliers, agents or other parties with which any member of the Group does business or has contractual relations.

                                   ARTICLE 7
                                      TERM

7.1  Term

This Agreement will have a term (the "Term") of one year commencing on the Effective Date and ending on October 4, 2000, unless this Agreement is terminated in accordance with the provisions of this Agreement.

7.2  Termination

Notwithstanding any other provision of this Agreement, the Consultant or the Corporation may, at any time, give 60 days' advance written notice to the other of its intention to terminate this Agreement and on the expiration of such period this Agreement will be terminated. Such notice may expire on any day of the month and any fees payable hereunder will be proportioned to the date of such termination.

7.3  Termination Upon Occurrence of Event

The Corporation may terminate this Agreement immediately without advance written notice to the Consultant upon the occurrence of any of the following events:

     (a) any wilful failure by the Consultant to provide any of the Services under this Agreement;

     (b) the Consultant's commission of a crime which relates directly to the provision of the Services, or any act by the Consultant involving money or other property involving any member of the Group that would constitute a crime in the jurisdiction involved;

     (c) any act by the Consultant of fraud, misappropriation, dishonesty, embezzlement or similar conduct against any member of the Group or customer of any member of the Group;

     (d) any material breach by the Consultant of any of the terms of this Agreement which remains uncured after the expiration of ten days following the delivery of written notice of such breach to the Consultant by the Corporation; or

     (e) any act by the Consultant which is materially injurious to the Corporation or the Business of the Group.

Any fees payable hereunder will be proportioned to the date of such termination.



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7.4  Return of Property

Upon termination of this Agreement, the Consultant will return to the Corporation all Corporation property including all written information, tapes, discs or memory devices and copies thereof, and any other material on any medium in the Consultant's possession or control pertaining to provision of the
Services, without retaining any copies or records of any Confidential Information or Work Products whatsoever.

                                   ARTICLE 8
                                     GENERAL

8.1  Notices

Any notice, direction, request or other communication required or contemplated by any provision of this Agreement will be given in writing and will be given by delivering same to the Corporation or the Consultant, as the case may be, as follows:

     (a)  To the Consultant at:

          16 - 8100 Alpine Way
          Whistler, British Columbia
          V0N 1B8

     (b)  To the Corporation at:

          c/o  P.O. Box 280
          92 Welk Lane, Windward Road
          Providenciales, Turks & Caicos Islands, B.W.I.

Any such notice, direction, request or other communication will be deemed to have been given or made on the date on which it was delivered. Either party may change its or address for service from time to time by notice in accordance with the foregoing. Either party may provide a fax number for service by notice in accordance with the forgoing.

8.2  Assignment

This Agreement is not assignable in whole or in part by the Consultant without the prior written consent of the Corporation. Any attempt to assign any of the rights, or to delegate any of the duties or obligations under this Agreement without such written consent is void.

8.3  Waiver

No failure or delay on the part of any party in exercising any power or right under this Agreement will operate as a waiver of such power or right, nor will any single or partial exercise of any such right or power preclude any further or other exercise of such right or power under this Agreement. No modification or waiver of any provision of this Agreement and no consent to any departure by any party from any provision of this Agreement will be effective unless it is in writing. Any such waiver or consent will be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any party in any circumstances will entitle such party to any other or further notice or demand in similar or other circumstances.



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8.4  Enurement

Subject to the restrictions on transfer contained in this Agreement, this Agreement will enure to the benefit of and be binding on the parties and their respective heirs, executors, administrators, successors and assigns.

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.


EASYTRIVIA.COM, INC. by its authorized
signatory:


--------------------------------------
Authorized Signatory




SIGNED by BRENT SNEJDAR in the presence of:

                                                   -----------------------------
--------------------------------------             BRENT SNEJDAR
Witness Signature

--------------------------------------
Witness Name

--------------------------------------
Witness Address

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Witness Occupation







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